EXHIBIT 99.11
REGISTRATION RIGHTS AGREEMENT
          This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 3, 2009, by and among RehabCare Group, Inc., a Delaware corporation (the “Company”), and the several stockholders signatory hereto (each, a “Stockholder” and collectively, the “Stockholders”).
          This Agreement is made pursuant to that certain Backstop Securities Agreement, dated as of the date hereof, by and among the Company and each Stockholder (the “Backstop Agreement”).
          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Stockholders agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Backstop Agreement shall have the meanings given such terms in the Backstop Agreement. As used in this Agreement, the following terms shall have the following meanings:
          “Advice” has the meaning set forth in Section 7(c).
          “Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.
          “Aggregate Preferred Stock Issue Price” means the sum of (i) the Aggregate Series A Issue Price plus (ii) the Aggregate Series B Issue Price.
          “Aggregate Series A Issue Price” means, with respect to each Holder, the product of (i) the number of shares of Series A Preferred Stock issued or issuable to such Holder pursuant to the Backstop Agreement in accordance with the Merger Agreement multiplied by (ii) the Series A Original Issue Price.
          “Aggregate Series B Issue Price” means, with respect to each Holder, the product of (i) the number of shares of Series A Preferred Stock issued or issuable to such Holder pursuant to the Backstop Agreement in accordance with Merger Agreement multiplied by (ii) the Series B Original Issue Price.
          “Agreement” has the meaning set forth in the Preamble.
          “Backstop Agreement” has the meaning set forth in the Recitals.
          “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
          “Certificate of Designations” means the Certificate of Powers, Designations, Preferences and Rights of the Series A Convertible Redeemable Preferred Stock and Series B Redeemable Non-Voting Preferred Stock of RehabCare Group, Inc.
          “Closing” has the meaning set forth in the Backstop Agreement.
          “Closing Date” has the meaning set forth in the Backstop Agreement.

          “Commission” means the Securities and Exchange Commission.
          “Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereinafter be reclassified.
          “Company” has the meaning set forth in the Preamble and shall include any successor entity thereto.
          “Demand Registration Statement” has the meaning set forth in Section 2(c)(i).
          “Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.
          “Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the ninetieth (90th) calendar day following the Closing Date and (ii) the 3rd Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
          “Effectiveness Period” has the meaning set forth in Section 2(b).
          “Event” has the meaning set forth in Section 2(d).
          “Event Date” has the meaning set forth in Section 2(d).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          “Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the fifth (5th) Business Day following the Merger Agreement Closing Date.
          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.
          “Indemnified Party” has the meaning set forth in Section 5(c).
          “Indemnifying Party” has the meaning set forth in Section 5(c).
          “Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.
          “Initiating Holders” has the meaning set forth in Section 2(c)(i).
          “Liquidated Damages” has the meaning set forth in Section 2(d).
          “Losses” has the meaning set forth in Section 5(a).
          “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, RehabCare Group East, Inc., RehabCare Merger Sub

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Corporation, Triumph Healthcare Holdings, Inc. and certain other parties named therein, as the same may be amended, restated, modified or supplemented in accordance with its terms.
          “Merger Agreement Closing Date” means the “Closing Date” (as such term is defined in the Merger Agreement).
          “New Registration Statement” has the meaning set forth in Section 2(a).
          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
          “Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the New York Stock Exchange.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Registrable Securities” means all of (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Shares shall cease to be Registrable Securities upon a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold by the Holder shall cease to be a Registrable Security). Notwithstanding anything to the contrary set forth herein, for purposes of calculating the number of Registrable Securities to be covered by the Registration Statements described in Section 2, such number shall include (x) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, (y) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock to be issued, subject to obtaining the Stockholder Approval (as defined in the Backstop Agreement), upon conversion of the Series B Preferred Stock into the Series A Preferred Stock (including any payment-in-kind dividends with respect the Series B Preferred Stock) and (z) any shares of Common Stock issued or issuable upon conversion of any payment-in-kind dividends with respect to the Series A Preferred Stock or the Series B Preferred Stock.
          “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Initial Registration Statement, the New Registration Statement, any Remainder Registration Statements and any Demand Registration Statements, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

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          “Remainder Registration Statement” has the meaning set forth in Section 2(a).
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
          “Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
          “Series A Original Issue Price” means the “Series A Original Issue Price” (as defined in the Certificate of Designations).
          “Series B Original Issue Price” means the “Series B Original Issue Price” (as defined in the Certificate of Designations).
          “Series A Preferred Stock” means the Series A Convertible Redeemable Preferred Stock of the Company, par value $0.10 per share, and any securities into which such they may hereinafter be reclassified.
          “Series B Preferred Stock” means the Series B Non-Voting Redeemable Preferred Stock of the Company, par value $0.10 per share, and any securities into which such they may hereinafter be reclassified.
          “Shares” means (i) the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock held by any Stockholder and (ii) the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock held by any Stockholder to be issued, subject to the approval of the stockholders of the Company, upon conversion of the Series B Preferred Stock into the Series A Preferred Stock held by any Stockholder, in each case, whether such preferred shares are now held or hereafter acquired by such Stockholder.
          “Stockholder” or “Stockholders” has the meaning set forth in the Preamble.
          “Total Aggregate Preferred Stock Issue Price” the sum of the Aggregate Preferred Stock Issue Prices of the shares of Series A Preferred Stock and Series B Preferred Stock issued or issuable to the Stockholders pursuant to the Backstop Agreement in accordance with the Merger Agreement.

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          “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.
          “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
     2. Registration.
          (a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale the Registrable Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including, without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages (as defined in Section 2(d)), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used reasonable best efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Registrable Securities issuable to such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities issuable to such Holders). In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, the Company will use its reasonable best efforts to file

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with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).
          (b) The Company shall use its reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by the Stockholders without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”); provided, however, that if such Registration Statement is no longer continuously effective due to the occurrence of the event specified in clause (ii) and at any time thereafter the event specified in clause (ii) ceases to be true for any reason, then the Company shall use its reasonable best efforts to cause a new Registration Statement covering the resale of all of the Registrable Securities to be declared effective by the Commission as soon as practicable, and the Company shall be subject to the terms and conditions of this Agreement with respect to any such new Registration Statement. The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission. The Company shall use its reasonable best efforts to file, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, a final Prospectus with the Commission, as required by Rule 424(b). Failure to so notify the Holders on or before the second Trading Day after such notification of effectiveness is required to be given or the failure to file a final Prospectus within the aforementioned timeframe shall be deemed an Event under Section 2(d).
          (c) Demand Registrations.
               (i) At any time after the Closing Date, the Holders of a majority of the then outstanding Registrable Securities held by all Holders (the “Initiating Holders”) may request that the Company register under the Securities Act all or any portion of the Registrable Securities held by such Initiating Holders (a “Demand Registration Statement”). Upon receipt of such request, the Company shall promptly deliver notice of such request to all other Holders, if any, who shall then have ten (10) Business Days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Holder to participate in such registration shall be conditioned upon such Holder’s participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company shall use its reasonable best efforts to effect the registration of all Registrable Securities whose Holders request, pursuant to this Section 2(c)(i), participation in such registration under the Securities Act and to qualify such Registrable Securities for sale under any state blue sky law; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so

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subject or file a general consent to service of process in any such jurisdiction; provided further that (A) the Company shall not be required to effect registration pursuant to a request under this Section 2(c)(i) more than two (2) times if the Total Aggregate Preferred Stock Issue Price is greater than or equal to $50,000,000 and (B) the Company shall not be required to effect registration pursuant to a request under this Section 2(c)(i) more than one (1) time if the Total Aggregate Preferred Stock Issue Price is greater than or equal to $25,000,000 and less than $50,000,000, it being understood that the Company shall have no obligation to effect registration pursuant to a request under this Section 2(c)(i) if the Total Aggregate Preferred Stock Issue Price is less than $25,000,000. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2(c)(i) within ninety (90) days after the effective date of a Registration Statement filed by the Company covering a firm commitment underwritten public offering in which the Holders shall have been entitled to join pursuant to this Section 2(c)(i) or Section 2(g) hereof and in which there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been so requested subject to the ability of the managing underwriter or underwriters of such firm commitment underwritten public offering to reduce the number of Registrable Securities pursuant to Section 2(c)(ii). A registration will not count as a requested registration under this Section 2(c)(i) until the Demand Registration Statement relating to such registration has been declared effective by the Commission at the request of the Initiating Holders; provided, however, that if the Initiating Holders shall request, in writing, that the Company withdraw a Demand Registration Statement which has been filed under this Section 2(c)(i) but has not yet been declared effective, the Initiating Holders may thereafter request the Company to reinstate such Demand Registration Statement, if permitted under the Securities Act, or to file another Demand Registration Statement, in accordance with the procedures set forth herein. In addition, a registration will not count as a requested registration under this Section 2(c)(i) in the event that any Registrable Securities sought to be included by the Holders in such registration are excluded from such registration in accordance with Section 2(c)(ii) or Section 2(g).
               (ii) If the managing underwriter or underwriters of an underwritten public offering reasonably determine in writing that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter or underwriters; provided, however, that securities shall be excluded in the following sequence: (i) first, shares of Common Stock held by any stockholder not having rights to include such shares in the underwritten public offering; (ii) second, Registrable Securities held by all Holders other than the Initiating Holders; (iii) third, Registrable Securities held by the Initiating Holders; and (iv) fourth, shares of Common Stock sought to be registered by the Company for its own account. If there is a reduction of some but not all of the number of shares pursuant to clauses (i) through (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of securities held by the holders in the applicable category and subject to the priorities set forth in the preceding sentence).
               (iii) With respect to a request for registration pursuant to Section 2(c)(i), which is for an underwritten public offering, the managing underwriter shall be chosen by the Initiating Holders, subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed. The Company shall not be required to register any Registrable Securities pursuant to this Section 2(c) unless the Holders of such Registrable Securities accept the terms of the underwriting agreed upon between the Company and the managing underwriter or underwriters. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters.
          (d) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any

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reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order, or the Company’s failure to update the Registration Statement) to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason for more than an aggregate of twenty (20) consecutive calendar days or forty (40) calendar days (which need not be consecutive days) during any twelve (12) month period, or (iv) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders who are not Affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs, or for purposes of clause (iii), the date on which such twenty (20) or forty (40) calendar day period is exceeded, being referred to as an “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by each such monthly anniversary date) until the earlier of (1) the applicable Event is cured or (2) the date that all Registrable Securities covered by such Registration Statement may be sold by the Stockholders without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to one and one-half percent (1.5%) of the Aggregate Preferred Stock Issue Price. The parties agree that (1) notwithstanding anything to the contrary herein or in the Backstop Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (except in respect of an Event described in Section 2(d)(iv) herein) (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Deadline), and in no event shall the aggregate amount of Liquidated Damages (excluding Liquidated Damages payable in respect of an Event described in Section 2(d)(iv) herein) payable to a Holder exceed, in the aggregate, ten percent (10%) of the Aggregate Preferred Stock Issue Price per annum (calculated on a rolling twelve-month basis) (or twelve percent (12%) of the Aggregate Preferred Stock Issue Price per annum (calculated on a rolling twelve-month basis) if the only Event is of the type described in Section 2(d)(iv) herein) and (2) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one and one-half percent (1.5%) of the Aggregate Preferred Stock Issue Price. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(d) in full within five (5) Business Days after the date on which such Liquidated Damages become due and payable, the Company shall pay interest thereon at a rate of one and one-half percent (1.5%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest accrued but unpaid thereon, are paid in full. The Liquidated Damages described in this Section 2(d) shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(d) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Stockholder to timely provide the

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Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Stockholder).
          (e) Each Holder has furnished to the Company a completed Selling Stockholder Questionnaire prior to the date hereof. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, at least three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its reasonable best efforts to take such actions as are required to name such Holder as a selling securityholder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(e) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
          (f) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
          (g) If the Company proposes to register in an underwritten offering any of its shares of Common Stock under the Securities Act for sale to the public (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give prior written notice to each Holder. Upon the written request of any of such Holders, given within ten (10) Business Days after receipt by such Person of such notice, the Company shall, subject to the limits contained in this Section 2(g), use its reasonable best efforts to cause all Registrable Securities requested by such Holders to be registered under the Securities Act and qualified for sale under any state securities or “blue sky” law, to the extent required to permit the sale of their Registrable Securities in such underwritten public offering; provided, however, that if the managing underwriter or underwriters of such offering reasonably determine in writing that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter or underwriters; provided, however, that securities shall be excluded in the following sequence: (i) first, shares of Common Stock held by any stockholder not having rights to include such shares in the underwritten public offering; (ii) second, Registrable Securities held by all Holders; and (iii) third, shares of Common Stock sought to be registered by the Company for its own account. If there is a reduction of some but not all of the number of shares pursuant to clauses (i) through (ii), such reduction shall be made on a pro rata basis (based upon

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the aggregate number of securities held by the holders in the applicable category and subject to the priorities set forth in the preceding sentence). Additionally, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(g) unless the Holders of such Registrable Securities accept the terms of the underwriting agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters). All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters.
     3. Registration Procedures
          In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Not less than five (5) Trading Days prior to the filing of the Initial Registration Statement, not less than ten (10) Trading Days prior to the filing of any other Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, the selling stockholder and other applicable information contained therein, which will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned portions of the documents within such five (5) Trading Day, ten (10) Trading Day or two (2) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use reasonable best efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day, ten (10) Trading Day or two (2) Trading Day period described above, as applicable.
          (b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities (A) shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented or (B) covered by such Registration Statement may be sold by the Stockholders without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer

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agent; provided, however, that each Stockholder shall be responsible for the delivery of the Prospectus to the Persons to whom such Stockholder sells any of its Shares (including in accordance with Rule 172 under the Securities Act), and each Stockholder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.
          (c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two (2) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two (2) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of Prospectus or supplement thereto, in the light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.
          (d) Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any

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suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.
          (e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided that the Company shall have no obligation to provide any document pursuant to this clause (e) that is available on the Commission’s EDGAR system.
          (f) Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
          (g) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, to the extent permitted by the Backstop Agreement and under law, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may reasonably request.
          (h) Following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of Prospectus or supplement thereto, in the light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration statement and Prospectus, subject to the payment of partial Liquidated Damages otherwise required pursuant to Section 2(d), for a period not to exceed forty (40) calendar days (which need not be consecutive days) in any twelve (12) month period.
          (i) Have the option to require each selling Holder to furnish to the Company a certified statement as to (i) the number of Shares beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Shares and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because

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any Holder fails to furnish such information within five (5) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
          (j) Cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefor.
          (k) With respect to any underwritten or agented offering, (i) make available members of the management of the Company for reasonable assistance in selling efforts related to such offering (including, without limitation, senior management attendance at due diligence meetings with underwriters and their counsel and road shows), (ii) enter into underwriting or placement agency agreements containing usual and customary terms and conditions for such types of offerings and (iii) take all such other actions in connection therewith customarily undertaken by issuers in order to expedite or facilitate the disposition of Registrable Securities in connection therewith, including, without limitation: (A) making such reasonable and customary representations and warranties to the underwriters or placement agents with respect to the business of the Company, the Registration Statement pursuant to which the sale of the Registrable Securities is to be registered, the Prospectus and any documents, if any, incorporated or deemed to be incorporated by reference therein, as may reasonably be required by the underwriters or placement agents; (B) obtaining reasonable and customary opinions of counsel to the Company and updates thereof, addressed to the Holders and each of the underwriters or placement agents; (C) obtaining reasonable and customary “cold comfort” letters and updates thereof from the independent certified public accountants of the Company addressed to the Holders and each of the underwriters; (D) ensuring that, if an underwriting agreement or placement agency agreement is entered into, such agreement shall contain indemnification provisions and procedures that are usual and customary for an offering of such size; (E) filing with the SEC a final Prospectus with respect to the offering that satisfies the requirements of Section 10(a) of the Securities Act as soon as practicable following the pricing of the offering and, in any event, prior to the first scheduled date for delivery by the Holders to the underwriters, placement agents or purchasers of Registrable Securities in the offering; and (F) delivering such documents and certificates as may be reasonably requested by the underwriters, placement agents or purchasers and their respective counsel to evidence the continued validity of the representations and warranties made pursuant to clause (A) of this Section 3(k).
     4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (C) if not previously paid by the Company in connection with Section 3(j) above, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale and (D) with respect to any underwritten or agented offering), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of

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prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, including, without limitation, fees incurred in connection with obtaining any legal opinions, (v) customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter), (vi) with respect to each registration or underwritten offering, fees and disbursements, up to a maximum of $100,000, of one counsel selected by Holders of a majority of the then outstanding Registrable Securities, (vii) Securities Act liability insurance, if the Company so desires such insurance, and (viii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.
     5. Indemnification.
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of any such Holder, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of any such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 7(c) below, to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Stockholder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then

14

amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.
          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings.
               (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
               (ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses or (2) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time

15

for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, settle any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such Proceeding.
               (iii) Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within fifteen (15) Trading Days of written notice thereof to the Indemnifying Party; provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.
     (d) Contribution.
               (i) If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ fees or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.
               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution shall be required under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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               (iii) The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Backstop Agreement.
     6. Market Stand-off.
          (a) Each Holder agrees, if requested by the Company and the managing underwriter of Registrable Securities in connection with any equity financing closed by the Company prior to the Merger Agreement Closing Date, not to directly or indirectly lend, pledge, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any equity securities of the Company held by it for forty-five (45) days following the effective date of the registration statement filed under the Securities Act in connection with such financing, as such underwriter shall specify reasonably and in good faith; provided that, in the event that any Person subject to a similar lock up arrangement in connection with such financing is released from such lock up in whole or in part (notice of such release to be given by the managing underwriters and/or the Company to all Holders at least five (5) Business Days in advance), all Holders shall at the time of such release automatically be released to the same extent so that, for the avoidance of doubt, if 50% of a Person’s equity interests in the Company are released, 50% of each Holder’s Registrable Securities are also so released. Each Investor shall enter into customary letter agreements to the foregoing effect if so requested by the Company and any managing underwriter.
          (b) In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Company held by each Holder (and the securities of every other person subject to the foregoing restriction) until the end of such period.
     7. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to injunctive relief and/or specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for injunctive relief and/or specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except and to the extent specified in the disclosure schedules to the Backstop Agreement, neither the Company nor any of its securityholders (other than the Holders in such capacity pursuant hereto) may include previously issued and outstanding securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not enter into any agreement providing any such right to any of its securityholders prior to the Effective Date. The Company shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4 until the date that is ninety (90) days after the Initial Registration Statement or New Registration Statement, as the case may be, is declared effective. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholders or from filing amendments to registration statements filed prior to the date of this Agreement.

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          (c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).
          (d) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered into, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into, any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
          (e) Amendments and Waivers; Termination. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities held by the Holders, provided that any party may give a waiver as to itself; provided further that no amendment, modification or waiver shall be made or granted in a manner that by its terms materially and adversely affects a Holder’s rights hereunder without the approval of such Holder, unless such modification, amendment or waiver adversely affects all Holders in the same manner proportionate to their respective holdings of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding anything to the contrary contained in this Agreement or in the Merger Agreement, if the Merger (as defined in the Merger Agreement) is not consummated in accordance with the terms and conditions set forth in the Merger Agreement and no Backstop Securities are issued or issuable under the terms and conditions of the Backstop Agreement, then this Agreement shall automatically terminate and be of no further force or effect.
          (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Backstop Agreement.
          (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder and each pledgee, donee, transferee, distributee or successor in interest of any or all of such Holder’s Registrable Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or consolidation or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.
          (h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have

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been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing such signature (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
          (i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Backstop Agreement.
          (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
          (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (l) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.
          (m) Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder hereunder, and no Stockholder shall be responsible in any way for the performance of the obligations of any other Stockholder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Stockholder pursuant hereto or thereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Stockholder to be joined as an additional party in any Proceeding for such purpose.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

19

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

REHABCARE GROUP, INC.
By:	/s/ Patricia S. Williams
	Name:	Patricia S. Williams
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TA IX, L.P.

AUTHORIZED SIGNATORY

By:	TA Associates IX LLC
Its:	General Partner

By:	TA Associates, Inc.
Its:	Manager

By:	/s/ Michael Berk

	Name:	Michael Berk
	Its:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TA/ATLANTIC AND PACIFIC IV L.P.

AUTHORIZED SIGNATORY

By:	TA Associates AP IV L.P.
Its:	General Partner

By:	TA Associates, Inc.
Its:	Manager

By:	/s/ Michael Berk

	Name:	Michael Berk
	Its:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TA STRATEGIC PARTNERS FUND A L.P.

AUTHORIZED SIGNATORY

By:	TA Associates SPF L.P.
Its:	General Partner

By:	TA Associates, Inc.
Its:	General Partner

By:	/s/ Michael Berk

	Name:	Michael Berk
	Its:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TA STRATEGIC PARTNERS FUND B L.P.

By:	TA Associates SPF L.P.
Its:	General Partner

By:	TA Associates, Inc.
Its:	General Partner

By:	/s/ Michael Berk

	Name:	Michael Berk
	Its:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TA INVESTORS II, L.P.

AUTHORIZED SIGNATORY

By:	TA Associates, Inc.
Its:	General Partner

By:	/s/ Michael Berk

	Name:	Michael Berk
	Its:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

TA SUBORDINATED DEBT FUND, L.P.

AUTHORIZED SIGNATORY

By:	TA Associates, Inc.
Its:	General Partner

By:	/s/ Michael Berk

	Name:	Michael Berk
	Its:	Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

PARIBAS NORTH AMERICA, INC.

AUTHORIZED SIGNATORY

By:	/s/ Everett Schenk

Name:	Everett Schenk
Title:	President/CEO

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

PARIBAS NORTH AMERICA, INC.

AUTHORIZED SIGNATORY

By:	/s/ Dennis Lerner

Name:	Dennis Lerner
Title:	Tax Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING PERSON

/s/ Charles Allen
CHARLES ALLEN

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:
[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING PERSON

/s/ Lawrence A. Humphrey
LAWRENCE A. HUMPHREY

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:
[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING PERSON

/s/ William Brock Hardaway
WILLIAM BROCK HARDAWAY

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:
[Signature Page to Registration Rights Agreement]

ANNEX A
PLAN OF DISTRIBUTION
     We are registering the shares of Common Stock issued or issuable to the selling stockholders to permit the resale of these shares of Common Stock by the holders thereof from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.
     The selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:
•	purchases by underwriters, brokers, dealers, and agents who may receive compensation in the form of underwriting discounts, concessions, or commissions from the selling stockholders and/or the purchasers of the shares for whom they may act as agent;
•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;
•	one or more block trades in which a broker or dealer so engaged will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction or, in crosses, in which the same broker acts as agent on both sides;
•	purchases by a broker or dealer (including a specialist or market maker) as principal and resale by such broker or dealer for its account pursuant to this prospectus;
•	face-to-face transactions between sellers and purchasers without a broker-dealer;
•	the pledge of shares as security for any loan or obligation, including pledges to brokers or dealers who may from time to time effect distributions of the shares or other interests in the shares;
•	settlement of short sales or transactions to cover short sales relating to the shares entered into after the effective date of the registration statement of which this prospectus is a part;
•	distributions to creditors, equity holders, partners, and members of the selling stockholders;
•	transactions in options, swaps or other derivatives (whether listed on an exchange or otherwise);

•	sales in other ways not involving market makers or established trading markets, including direct sales to institutions or individual purchasers; and
•	any combination of the foregoing or by any other legally available means.
     The selling stockholders also may resell all or a portion of the shares of Common Stock in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.
     Brokers or dealers engaged by the selling stockholders may arrange for other brokers or dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, brokers, dealers or agents, such underwriters, brokers, dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders. Underwriters, brokers, dealers or agents may also receive compensation from the purchasers of shares of Common Stock for whom they act as agents or to whom they sell as principals, or both. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.
     In connection with sales of the shares of Common Stock or otherwise, the selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short, and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver the shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or one or more derivative transactions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.
     The selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) may, from time to time, pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest thereof will be the selling beneficial owners for purposes of this prospectus.

     The selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) and any broker-dealers or agents participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any profits realized by the selling stockholders and any compensation earned by such broker-dealers or agents may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including, but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act. We will make copies of this prospectus (as it may be amended or supplemented from time to time) available to the selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) for the purpose of satisfying any prospectus delivery requirements.
     Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. Upon the Company being notified in writing by a selling stockholder at the time a particular offer of shares is made by one or more of the selling stockholders, a prospectus supplement, if required, will be distributed to set forth the terms of the specific offering of the shares, including (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares offered, (iii) the price at which the shares of Common Stock are being sold, (iv) the proceeds to the selling stockholders from the sale of such shares, (v) the specific plan of distribution for such shares, (vi) the names of the underwriters or agents, if any, (vii) any underwriting discounts, agency fees or other compensation to underwriters or agents, (viii) any discounts or concessions allowed or paid to dealer(s), where applicable, and (ix) any other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8.0%).
     Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     The selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) may sell the shares covered by this prospectus from time to time, and may also decide not to sell all or any of the shares they are allowed to sell under this prospectus. The selling stockholders (or their pledgees, donees, transferees, distributees or successors in interest) will act independently of us in making decisions regarding the timing, manner, and size of each sale. There can be no assurance, however, that all or any of the shares will be offered by the selling stockholders. We know of no existing arrangements between any selling stockholders and any broker, dealer, finder, underwriter, or agent relating to the sale or distribution of the shares.
     Each selling stockholder (or its pledgees, donees, transferees, distributees or successors in interest) and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

     We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any, and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.
     To the extent permitted by applicable law, this plan of distribution may be modified in a prospectus supplement or otherwise.

ANNEX B
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
     The undersigned holder of shares of Series A Convertible Redeemable Preferred Stock, par value $0.10 per share, of RehabCare Group, Inc. (the “Company”) issued pursuant to a certain Backstop Securities Agreement by and among the Company and the Stockholders named therein, dated as of November 3, 2009 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
     In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the "Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.
     Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.
NOTICE
     The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
1. Name.
(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3. Beneficial Ownership of Registrable Securities Issuable Pursuant to the Backstop Agreement:
(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b) Number of shares of Common Stock to be registered pursuant to this Notice for resale:

4. Broker-Dealer Status:
(a)	Are you a broker-dealer?
Yes ☐ No ☐
(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes ☐ No ☐
Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?
Yes ☐ No ☐
Note:	If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes ☐ No ☐
Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6. Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. Plan of Distribution:
The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********
The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the

Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title: